Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly filing of Dynamic International, Inc., a Nevada corporation (the " company'), on Form 10-QSB for the period ended October 31, 2004 as filed with the Securities and Exchange Commission (the "Report" ), the undersigned, Marton Grossman and William P. Dolan, the Chief Executive Officer and Chief Financial Officer , respectively, of the Company, each hereby certify, pursuant Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 10, 2004



  /s/ William P. Dolan
-----------------------------
  William P. Dolan, CFO